UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004

OLD POINT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-12896	54-1265373
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

  1 West Mellen Street, Hampton, Virginia      23663

                (Address of principal executive offices)           (Zip Code)

(757) 728-1200

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

The Board of Directors of Old Point Financial Corporation declared a quarterly dividend of $0.16 per share of common stock to be paid on September 30, 2004, to shareholders of record as of August 31, 2004.

A press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD POINT FINANCIAL CORPORATION
(Registrant)

/s/Robert F. Shuford
Chairman of the Board
President and Chief Executive Officer
Date: August 13, 2004